Exhibit 10.6

Execution Version

INCREMENTAL JOINDER AGREEMENT

Dated as of May 27, 2014

among

BALLY TECHNOLOGIES, INC.
as the Borrower

and

CERTAIN SUBSIDIARIES OF BALLY TECHNOLOGIES, INC.
as Loan Parties

and

BANK OF AMERICA, N.A.
as Administrative Agent

and

THE LENDERS PARTY HERETO

BANK OF AMERICA MERRILL LYNCH

WELLS FARGO SECURITIES, LLC
J.P.  MORGAN SECURITIES LLC
UNION BANK, N.A.
FIFTH THIRD BANK
and
U.S. BANK N.A.
as Joint Lead Arrangers and Joint Book Managers

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Syndication Agent

JPMORGAN CHASE BANK, N.A.

UNION BANK, N.A.

FIFTH THIRD BANK

U.S. BANK. N.A.

and

BBVA COMPASS

as Documentation Agents

INCREMENTAL JOINDER AGREEMENT

THIS INCREMENTAL JOINDER AGREEMENT (this “Agreement”), dated as of May 27, 2014, is among BALLY TECHNOLOGIES, INC., a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages hereto (together with the Borrower, the “Loan  Parties”), the Lenders set forth in Schedule 1 hereto (the “Increasing Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement.

PRELIMINARY STATEMENTS:

(1)                              The Borrower, the lenders party thereto and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

(2)                              The Borrower has requested that each Increasing Lender increase its Revolving Credit Commitment by the principal amounts set forth opposite its name in Parts (a) and (b) Schedule 1 hereto (each such commitment, an “Increased Commitment” and, collectively, the “Increased Commitments”), subject to the terms and conditions set forth herein.

(3)                              The Loan Parties, the Increasing Lenders and the Administrative Agent are entering into this Agreement in order to provide an increase of the Revolving Credit Facility in accordance with Section 2.14 of the Credit Agreement.

SECTION 1.  Increased Commitments.

(a)                               Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, each Increasing Lender agrees, severally and not jointly, to increase its Revolving Credit Commitment by a principal amount equal to the amount set forth opposite its name in Part (a) of Schedule 1 hereto (each such commitment, an “Initial Increased Commitment” and, collectively, the “Initial Increased Commitments”), subject to the terms and conditions set forth herein.

(b)                              Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Sections 3 and 4 hereof, each Increasing Lender agrees, severally and not jointly, to increase its Revolving Credit Commitment by a principal amount equal to the amount set forth opposite its name in Part (b) of Schedule 1 hereto (each such commitment, an “Additional Increased Commitment” and, collectively, the “Additional Increased Commitments”), subject to the terms and conditions set forth herein.

SECTION 2.  Terms of the Increased Commitments.  Pursuant to Section 2.14 of the Credit Agreement, the Increased Commitments shall be additional Revolving Credit Commitments under the Revolving Credit Facility and shall have terms (including interest margins) identical to the existing Revolving Credit Commitments under the Credit Agreement.

SECTION 3.  Conditions to Effectiveness.  This Agreement and the Initial Increased Commitments shall be effective on and as of the date (the “Increase Effective Date”) on which the following conditions shall have been satisfied:

(a)                               The Administrative Agent shall have received from each party hereto either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).

(b)                              The Lenders shall have received satisfactory opinions of counsel to the Borrower and the Guarantors (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Agreement) and of appropriate local counsel and such corporate resolutions, certificates and other documents as the Increasing Lenders shall reasonably require.

(c)                               The Administrative Agent shall have received a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower, certifying that (A) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or true and correct if such representations and warranties are already qualified by materiality) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or true and correct if such representations and warranties are already qualified by materiality) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of the Credit Agreement and (B) no Default exists.

(d)                             All fees and expenses due to the Increasing Lenders, the joint lead arrangers named on the cover page hereto (collectively, the “Lead Arrangers”), the Administrative Agent and counsel to the Lead Arrangers and the Administrative Agent, including all fees and expenses due under the Fee Letter dated May 9, 2014 and made between the Borrower and the Lead Arrangers, will have been paid, to the extent an invoice therefor was presented at least two business days prior to the Increase Effective Date (or such later date as the Borrower may agree).

(e)                               Arrangements satisfactory to the Administrative Agent shall have been made for the amendment of the Mortgages and the issuance of endorsements to the title

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policies insuring the Mortgages reflecting, inter alia, the increase of the Revolving Credit Facility.

SECTION 4. Conditions to Additional Increased Commitments.  The Additional Increased Commitments shall become effective on and as of the Increase Effective Date but subject to the effectiveness of Amendment No. 2 to the Credit Agreement in substantially the form of Exhibit A hereto, among the Borrower, the Administrative Agent, the Required Lenders, all of the Revolving Lenders and all of the Term A Lenders.

SECTION 5.  Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.  (a)  On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

(b)                              Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Security Agreements and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.  Without limiting the generality of the foregoing, the Collateral Documents (in the case of the Mortgages, after giving effect to any amendments thereto required to give effect to the Increased Commitments) and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Agreement (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof.

(c)                               Each Loan Party hereby (i) ratifies and reaffirms all of its Obligations, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Documents) and confirms that (in the case of the Mortgages, after giving effect to any amendments thereto required to give effect to the Increased Commitments) such liens and security interests continue to secure the Obligations, including, without limitation, all Obligations resulting from or incurred pursuant to the Increased Commitments (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty, including, without limitation, all Obligations resulting from or incurred pursuant to the Increased Commitments.

(d)                             The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Person under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

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(e)                               This Agreement is a Loan Document.

SECTION 6.  Additional Lenders.

(a)                               Each Increasing Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on its signature page hereto is its legal name; (iv) confirms that it is not the Borrower or any of its Subsidiaries or an Affiliate of any of them; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and, without limiting the generality of the foregoing, appoints the Administrative Agent to act as its agent for the purpose of acquiring, holding, and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure the Obligations, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches any U.S. Internal Revenue Service forms required under Article III of the Credit Agreement.

(b)                              On and after the Increase Effective Date, The Royal Bank of Scotland plc shall be a party to the Credit Agreement as a Lender pursuant to Section 2.14(c) of the Credit Agreement, shall be bound thereby, and shall have all of the rights and obligations of a Lender thereunder.  All notices and other communications provided for hereunder or under the Loan Documents to any Increasing Lender shall be to its address as set forth in the Administrative Questionnaire it has furnished to the Administrative Agent pursuant to Section 10.02(a) of the Credit Agreement.

SECTION 7.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3.  Delivery of an executed counterpart to this Agreement by facsimile or .pdf transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be effective as delivery of a manually signed original.

SECTION 8.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.  Miscellaneous.  The provisions of Section 10.14(b), (c) and (d) and Section 10.15 of the Credit Agreement are incorporated herein mutatis mutandis, and the parties

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hereto hereby agree that such provisions shall apply to this Agreement with the same force and effect as if set forth herein in their entirety.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BALLY TECHNOLOGIES, INC.
as Borrower

By:	/s Neil Davidson
Name: Neil Davidson
Title: Senior Vice President, Chief
Financial Officer and Treasurer

Incremental Joinder Agreement

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a California corporation

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Secretary

Incremental Joinder Agreement

BALLY GAMING SERVICES, LLC,
a Nevada limited liability gaming company

	By:	B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

	By:	BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Treasurer

Incremental Joinder Agreement

SHFL ENTERTAINMENT, INC.,
a Minnesota corporation

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Secretary

SHFL INTERNATIONAL LLC,
a Nevada limited liability company

By:	SHUFFLE MASTER INTERNATIONAL, INC., the Sole Member of SHFL INTERNATIONAL LLC

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Secretary

SHFL PROPERTIES LLC,
a Nevada limited liability company

By:	SHFL INTERNATIONAL, INC., the Sole Member of SHFL PROPERTIES LLC

By:	/s/ Neil Davidson
Name: Neil Davidson
Title: Secretary:

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BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anthony W. Kell
Name: Anthony W. Kell
Title: Vice President

Incremental Joinder Agreement

BANK OF AMERICA, N.A.,
as an Increasing Lender, as L/C Issuer and as Swing Line Lender

By:	/s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

Incremental Joinder Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Increasing Lender

By:	/s/ Mitchell Broth
Name: Mitchell Broth
Title: Vice President

Incremental Joinder Agreement

Union Bank, N.A.,
as an Increasing Lender

By:	/s/ Pierre Bury
Name: Pierre Bury
Title: Vice President

Incremental Joinder Agreement

JPMorgan Chase Bank, N.A.,
as an Increasing Lender

By:	/s/ Anna C. Araya
Name: Anna C. Araya
Title: Vice President

Incremental Joinder Agreement

FIFTH THIRD BANK,
as an Increasing Lender

By:	/s/ Richard Arendale
Name: Richard Arendale
Title: Vice President

Incremental Joinder Agreement

Compass Bank,
as an Increasing Lender

By:	/s/ Brad Parker
Name:	Brad Parker
Title:	Senior Vice President

Incremental Joinder Agreement

KeyBank, National Association,
as an Increasing Lender

By:	/s/ David Wild
Name:	David Wild
Title:	Senior Vice President

Incremental Joinder Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Increasing Lender

By:	/s/ Eric Seltenrich
Name:	Eric Seltenrich
Title:	Vice President

Incremental Joinder Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as an Increasing Lender

By:	/s/ David Daw
Name:	Alex Daw
Title:	Director

Incremental Joinder Agreement

GOLDMAN SACHS BANK USA,
as an Increasing Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Incremental Joinder Agreement

U.S. BANK N.A.,
as an Increasing Lender

By:	/s/ Chad T. Orrock
Name: Chad T. Orrock
Title: Vice President

Incremental Joinder Agreement

Schedule 1

Part (a)

Increasing Lenders	Initial Increased Commitments

Bank of America, N.A.	$23,747,619.50

Wells Fargo Bank, National Association	$23,648,648.65

JPMorgan Chase Bank, N.A.	$33,783,783.78

Union Bank, N.A.	$13,513,513.51

Fifth Third Bank	$43,243,243.24

U.S. Bank N.A.	$30,644,272.30

Compass Bank	$27,027,027.03

KeyBank National Association	$8,783,783.88

HSBC Bank USA National Association	$8,445,945.95

The Royal Bank of Scotland plc	$23,648,648.65

Goldman Sachs Bank USA	$13,513,513.51

TOTAL	$250,000,000.00

Part (b)

Increasing Lenders	Additional Increased Commitments

Bank of America, N.A.	$11,398,857.36

Wells Fargo Bank, National Association	$11,351,351.35

JPMorgan Chase Bank, N.A.	$16,216,216.22

Union Bank, N.A.	$6,486,486.49

Fifth Third Bank	$20,756,756.76

U.S. Bank N.A.	$14,709,250.70

Compass Bank	$12,972,972.97

KeyBank National Association	$4,216,216.26

HSBC Bank USA National Association	$4,054,054.05

The Royal Bank of Scotland plc	$11,351,351.35

Goldman Sachs Bank USA	$6,486,486.49

TOTAL	$120,000,000.00

Incremental Joinder Agreement

Exhibit A

Incremental Joinder Agreement